SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 20, 2006

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02.  Unregistered Sales of Equity Securities

On March 20, 2006, the transaction contemplated by the purchase agreement (the "Purchase Agreement") among Level 3 Communications, LLC ("Level 3 Communications") and PT Holding Company LLC ("PT Holding") and, solely for purposes of certain portions of the Purchase Agreement, Progress Telecommunications Corporation, EPIK Communications Incorporated, Florida Progress Corporation, Odyssey Telecorp, Inc. and Level 3 Communications, Inc. ("Level 3"), was completed. Pursuant to the Purchase Agreement, Level 3 Communications purchased from PT Holding all of the membership interests in Progress Telecom, LLC ("Telecom"), excluding certain specified assets and liabilities of Telecom. Telecom, a regional wholesale network services company based in St. Petersburg, Florida, and is jointly owned (indirectly through PT Holding) by Progress Energy, Inc. and Odyssey Telecorp, Inc.

Under the terms of the agreement, Level 3 Communications delivered to PT Holding 19,695,793 shares of unregistered Level 3 common stock, par value $.01 per share, and paid PT Holding $68.5 million in cash, subject to adjustments based on working capital and other matters.

As specified in the Purchase Agreement, Telecom transferred certain excluded assets to PT Holding and PT Holding assumed certain excluded liabilities. The excluded assets include Telecom's wireless tower attachment business and its interests in affiliates focused on providing distributed antennae systems and tower backhaul services to wireless providers.

The shares of Level 3 common stock issued were sold to PT Holding pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

Pursuant to a registration rights agreement entered into by and among Level 3, PT Holding, Progress Telecommunications Corporation, Caronet, Inc. and EPIK Communications Incorporated, Level 3 will file a registration statement covering the shares issued to PT Holding under the Purchase Agreement within five business days of the closing and this registration statement will become automatically effective.


Item 8.01.  Other Events

On March 20, 2006, Level 3 issued a press release announcing that it has completed the acquisition of all of the membership interests of Telecom. The press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference as if set forth in full.

Item 9.01  Financial Statements and Exhibits

(a)     Financial Statements of business acquired

        None

(b)     Pro forma financial information

        None

(c)     Shell company transactions

        None

(d)     Exhibits

99.1 Press Release, dated March 20, 2006, of Level 3 Communications, Inc. relating to the completion of the acquisition of all of the membership interests of Progress Telecom LLC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



March 21, 2006                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President